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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2003


                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



           Michigan                                   0-17000                               38-2799780
(State or other jurisdiction of               (Commission File Number)        (IRS Employer Identification No.)
            incorporation)


  101 North Pine River Street, Ithaca, Michigan                                              48847
    (address of principal executive offices)                                               (ZIP Code)


       Registrant's telephone number, including area code: (989) 875-4144



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                    Information to be Included In the Report

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 17, 2003, the Board of Directors and Audit Committee of Commercial National Financial Corporation approved the amended and restated Charter of the Audit Committee. The Audit Committee Charter is furnished in this report, pursuant to Item 5 hereof, as Exhibit 99.
Exhibit

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits

         99 Charter of the Audit Committee of Commercial National Financial Corporation, dated December 17, 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 19, 2003             COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                                  (Registrant)

                                       By: /s/ Patrick G. Duffy
                                       -----------------------------------------
                                       Patrick G. Duffy
                                       Executive Vice President and Chief
                                       Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)





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                                  EXHIBIT INDEX



Exhibit 99-Charter of the Audit Committee of Commercial National Financial
           Corporation